                                                                   EXHIBIT 10.13

    RAYONIER INC. EXCESS SAVINGS AND DEFERRED COMPENSATION PLAN ("THE PLAN")

7/95
EXCESS SAVINGS ACCOUNT DISTRIBUTION ELECTION               (DUE DATE           )
================================================================================
NAME (Last, First, Middle Initial)

--------------------------------------------------------------------------------
SOCIAL SECURITY NO.           DATE OF BIRTH             LOCATION
                                   /  /
--------------------------------------------------------------------------------

Carefully review the contents of your enrollment package before completing this FORM.

Return the signed original to John P. O'Grady, Senior Vice President, Human Resources, Rayonier, 1177 Summer Street, Stamford, Connecticut 06905.

Keep a copy for your records.  No Faxes.

Human Resources must receive your signed completed FORM on or before           .


FORM OF DISTRIBUTION*

I elect that my Excess Savings Account be paid in the following form:

|_| Lump Sum      |_| Annual Installments for _________ years (not to exceed 15)
                                               (Years)

BENEFICIARY DESIGNATION

I understand that if I die before the payment date I select, a lump sum payment will be made to my designated beneficiary(ies). I further understand that if I die after payments have commenced but before I receive the number of installment payments I select, the remaining payments will be made in a lump sum to my designated beneficiary(ies).

I understand that if no beneficiary is designated or no designated beneficiary survives me, if I am a married participant, the beneficiary will be my surviving spouse and, if I am an unmarried participant, the beneficiary will be as I have designated under the Rayonier Salaried Life Insurance Plan. However, if no such beneficiary has been designated or if such life insurance benefits have been assigned, the beneficiary will be my estate.

I further understand that I may change my beneficiary(ies) at any time.

I designate as my beneficiary(ies) the party(ies) listed below if such party(ies) is (are) living at the date of my death. (You may name a trust or estate.)

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       %             Name               Address            Social Security No.

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I have read and agree to all of the provisions of the Rayonier Inc. Excess
Savings and Deferred Compensation Plan as described in John P. O'Grady's letter
of                   and the accompanying Question & Answer Summary and I
specifically understand the following:

1.   My election is IRREVOCABLE.

2. This Plan is unfunded and my rights thereunder will be no greater than those of a general unsecured creditor of the Company.

3.   My rights under the Plan are not assignable.

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EMPLOYEE'S SIGNATURE                                                DATE

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WITNESS                                                             DATE
================================================================================

* Subject to a 6% account balance penalty if changed for other than death, financial hardship or a Change in Control.

    RAYONIER INC. EXCESS SAVINGS AND DEFERRED COMPENSATION PLAN ("THE PLAN")

7/95
BONUS DEFERRAL AGREEMENT                                   (DUE DATE           )
================================================================================
NAME (Last, First, Middle Initial)

--------------------------------------------------------------------------------
SOCIAL SECURITY NO.            DATE OF BIRTH            LOCATION
                                   /  /
--------------------------------------------------------------------------------

Carefully review the contents of your enrollment package before completing this AGREEMENT.

Return the signed original to John P. O'Grady, Senior Vice President, Human Resources, Rayonier, 1177 Summer Street, Stamford, Connecticut 06905.

Keep a copy for your records.  No Faxes.

Human Resources must receive your signed completed AGREEMENT on or before , for you to participate in the Plan.

DEFERRAL ELECTION

I irrevocably elect to defer the following percentage or specific dollar amount
of my         bonus, otherwise payable in         , provided that such
percentage or dollar amount results in a deferral of at least $10,000.

      ---------------------------        -------------------------------
          DEFERRAL PERCENTAGE                SPECIFIED DOLLAR AMOUNT
      ---------------------------        -------------------------------

                            %       OR          $
      ---------------------------        -------------------------------

FORM AND TIMING OF DISTRIBUTION*

I elect that my benefits under the Plan be paid in the following form:

|_|  Lump Sum    |_|  Annual Installments for _________ years (not to exceed 15)
                                               (Years)

I elect that my benefits under the Plan be distributed or commenced as soon as
practicable in (not earlier than            ):

|_|  The month and year of ____/____

|_|  The month following my retirement

|_|  The month of ____ in the calendar year following the year of my retirement.

BENEFICIARY DESIGNATION

I understand that if I die before the payment date I select, a lump sum payment will be made to my designated beneficiary(ies). I further understand that if I die after payments have commenced but before I receive the number of installment payments I select, the remaining payments will be made in a lump sum to my designated beneficiary(ies).

I understand that if no beneficiary is designated or no designated beneficiary survives me, if I am a married participant, the beneficiary will be my surviving spouse and, if I am an unmarried participant, the beneficiary will be as I have designated under the Rayonier Salaried Life Insurance Plan. However, if no such beneficiary has been designated or if such life insurance benefits have been assigned, the beneficiary will be my estate.

I further understand that I may change my beneficiary(ies) at any time.

I designate as my beneficiary(ies) the party(ies) listed below if such party(ies) is (are) living at the date of my death. (You may name a trust or estate.)

--------------------------------------------------------------------------------
       %             Name               Address            Social Security No.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

I have read and agree to all of the provisions of the Rayonier Inc. Excess Savings and Deferred Compensation Plan as described in John P. O'Grady's letter
of                    and the accompanying Question & Answer Summary and I
specifically understand the following:

1.   My deferral election is IRREVOCABLE.

2. This Plan is unfunded and my rights thereunder will be no greater than those of a general unsecured creditor of the Company.

3.   My rights under the Plan are not assignable.

--------------------------------------------------------------------------------
EMPLOYEE'S SIGNATURE                                                DATE

--------------------------------------------------------------------------------
WITNESS                                                             DATE
================================================================================

* Subject to a 6% account balance penalty if changed for other than death, financial hardship or a Change in Control.

    RAYONIER INC. EXCESS SAVINGS AND DEFERRED COMPENSATION PLAN ("THE PLAN")

7/95
EXCESS BASE SALARY DEFERRAL AGREEMENT                      (DUE DATE           )
================================================================================
NAME (Last, First, Middle Initial)

--------------------------------------------------------------------------------
SOCIAL SECURITY NO.            DATE OF BIRTH            LOCATION
                                   /  /
--------------------------------------------------------------------------------

Carefully review the contents of your enrollment package before completing this AGREEMENT.

Return the signed original to John P. O'Grady, Senior Vice President, Human Resources, Rayonier, 1177 Summer Street, Stamford Connecticut 06905.

Keep a copy for your records.  No Faxes.

Human Resources must receive your signed completed AGREEMENT for on or before Friday, December 1, 1995, for you to participate in the Plan.

DEFERRAL ELECTION

I irrevocably elect to defer the following percentage of my       base salary in
excess of $150,000.

                    ---------------------------
                        DEFERRAL PERCENTAGE        Enter a minimum of 6.25%
                    ---------------------------  ($10,000) to a maximum of 100%
                                         %
                    ---------------------------

FORM AND TIMING OF DISTRIBUTION*

I elect that my benefits under the Plan be paid in the following form:

|_| Lump Sum     |_|  Annual Installments for _________ years (not to exceed 15)
                                               (Number)

I elect that my benefits under the Plan be distributed or commenced as soon as
practicable in (not earlier than             ):

|_| The month and year of _____/_____

|_| The month following my retirement

|_| The month of ____ in the calendar year following the year of my retirement.

BENEFICIARY DESIGNATION

I understand that if I die before the payment date I select, a lump sum payment will be made to my designated beneficiary(ies). I further understand that if I die after payments have commenced but before I receive the number of installment payments I select, the remaining payments will be made in a lump sum to my designated beneficiary(ies).

I understand that if no beneficiary is designated or no designated beneficiary survives me, if I am a married participant, the beneficiary will be my surviving spouse and, if I am an unmarried participant, the beneficiary will be as I have designated under the Rayonier Salaried Life Insurance Plan. However, if no such beneficiary has been designated or if such life insurance benefits have been assigned, the beneficiary will be my estate.

I further understand that I may change my beneficiary(ies) at any time.

I designate as my beneficiary(ies) the party(ies) listed below if such party(ies) is (are) living at the date of my death. (You may name a trust or estate.)

--------------------------------------------------------------------------------
       %             Name               Address            Social Security No.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

I have read and agree to all of the provisions of the Rayonier Inc. Excess Savings and Deferred Compensation Plan as described in John P. O'Grady's letter
of                    and the accompanying Question & Answer Summary and I
specifically understand the following:

1.   My deferral election is IRREVOCABLE.

2. This Plan is unfunded and my rights thereunder will be no greater than those of a general unsecured creditor of the Company.

3.   My rights under the Plan are not assignable.

--------------------------------------------------------------------------------
EMPLOYEE'S SIGNATURE                                                DATE

--------------------------------------------------------------------------------
WITNESS                                                             DATE
================================================================================

* Subject to a 6% account balance penalty if changed for other than death, financial hardship or a Change in Control.